UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

May 1, 2025

Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Waterfall Asset Management, LLC Credit Agreement

On March 27, 2024, the Company, through FlexShopper 2, LLC, its a wholly-owned subsidiary (the “Borrower”), entered into a new Credit Agreement with Computershare Trust Company, National Association as paying agent, various lenders from time to time party thereto and Powerscourt Investments 50, LP (the “Lender”), an affiliate of Waterfall Asset Management, LLC, as administrative agent and the lender (the “2024 Credit Agreement”). The Borrower is permitted to borrow funds under the 2024 Credit Agreement based on the Company’s cash on hand and the Amortized Order Value of its Eligible Leases (as such terms are defined in the 2024 Credit Agreement), less certain deductions described in the 2024 Credit Agreement.

On April 9, 2025, pursuant to Amendment No. 1 to Credit Agreement between FlexShopper 2, LLC, as borrower, and Powerscourt Investments 50, LP, as administrative agent and the lender, the Commitment Amount under the 2024 Credit Agreement was increased to $155,000,000.

On May 1, 2025, Amendment No. 2 to Credit Agreement between FlexShopper 2, LLC, as borrower, and Powerscourt Investments 50, LP, as administrative agent and the lender, dated as of April 30, 2025, was executed by the parties. This amendment increased the Commitment Amount to $200,000,000, and extended the Commitment Termination Date (as defined in the 2024 Credit Agreement) to April 29, 2028. Entering into this amendment included a commitment fee equal to 1% of the aggregate Commitments as of April 30, 2025, payable in 12 equal monthly installments on each Interest Payment Date (as defined) commencing on the May 2025 Interest Payment Date.

The foregoing summary is qualified in its entirety by reference to the full text of each of Amendment No. 1 to Credit Agreement and Amendment No. 2 to Credit Agreement, attached as Exhibits 10.1 and 10.2, respectively, each of which is incorporated herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
10.1	Amendment No. 1 to Credit Agreement, dated as of April 9, 2025, between FlexShopper 2, LLC, as borrower and Powerscourt Investments 50, LP, as administrative agent and lender.
10.2	Amendment No. 2 to Credit Agreement, dated as of April 30, 2025, between FlexShopper 2, LLC, as borrower and Powerscourt Investments 50, LP, as administrative agent and lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: May 8, 2025	By:	/s/ H. Russell Heiser, Jr.
		Name:	H. Russell Heiser, Jr.
		Title:	Chief Executive Officer

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